===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                               FILED JUNE 28, 2000

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2000

                                 eUNIVERSE, INC.
             (Exact name of registrant as specified in its charter)

               NEVADA                     0-26355               06-1556248
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)

        101 NORTH PLAINS INDUSTRIAL ROAD, WALLINGFORD, CONNECTICUT 06492
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 265-6412

                                NOT APPLICABLE.
         (Former name or former address, if changed since last report.)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Financial statements with respect to the acquisition of Dustcloud.com, as reported in the Registrant's registration statement filed on Form S-1/A (Reg. No. 333-33084) on April 14, 2000, are being filed with this report on Form 8-K.

                                 DUSTCLOUD MEDIA

                              FINANCIAL STATEMENTS

                                 MARCH 31, 2000

                          INDEPENDENT AUDITOR'S REPORT



TO DUSTCLOUD MEDIA

We have audited the accompanying balance sheet of Dustcloud Media (a proprietorship) as of March 31, 2000, and the related statements of income, proprietors' capital, and cash flows for the initial period October 1, 1999 to March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over all financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dustcloud Media as of March 31, 2000, and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.



                                      MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                      Certified Public Accountants

New York, New York
April 20, 2000

                                 DUSTCLOUD MEDIA
                                  BALANCE SHEET
                                 MARCH 31, 2000


     ASSETS
Current assets
   Accounts receivable                                          $       5,021

Fixed assets, net of accumulated depreciation of $185                     915
Other Assets                                                              365
                                                                -------------
     TOTAL ASSETS                                               $       6,301
                                                                =============
     LIABILITIES AND PROPRIETORS' CAPITAL
Current liabilities
Accounts payable                                                 $      2,270
Proprietors' capital                                                    4,031
                                                                -------------
     TOTAL LIABILITIES AND PROPRIETORS' CAPITAL                  $      6,301
                                                                =============






The accompanying notes are an integral part of this financial statement.

                                 DUSTCLOUD MEDIA
                                INCOME STATEMENT
                  OCTOBER 1, 1999 (INCEPTION) TO MARCH 31, 2000




Revenue                                                           $    17,109

Selling, general and administrative expenses                            8,414
                                                                  -----------
Income before income taxes                                              8,695

Provision for income taxes                                                 --
                                                                  -----------
Net income                                                        $     8,695
                                                                  ===========









The accompanying notes are an integral part of this financial statement.

                                 DUSTCLOUD MEDIA
                        STATEMENT OF PROPRIETORS' CAPITAL
                  OCTOBER 1, 1999 (INCEPTION) TO MARCH 31, 2000



PROPRIETORS' CAPITAL, OCTOBER 1                                 $         --

Capital contributions                                                  7,424
Net income                                                             8,695
Distributions                                                        (12,088)
                                                                ------------
PROPRIETORS' CAPITAL, MARCH 31, 2000                            $      4,031
                                                                ============












The accompanying notes are an integral part of this financial statement.

                                 DUSTCLOUD MEDIA
                             STATEMENT OF CASH FLOWS
                  OCTOBER 1, 1999 (INCEPTION) TO MARCH 31, 2000



CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                    $    8,695
   Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation                                                     185
       Accounts receivable                                           (5,021)
       Accounts payable                                               2,270
       Security deposit                                                (365)
                                                                 ----------
Net cash provided by operating activities                             5,764
                                                                 ----------
CASH FLOWS FROM INVESTING ACTIVITIES                                     --

CASH FLOWS FROM FINANCING ACTIVITIES
   Capital contributions                                              6,324
   Distributions                                                    (12,088)
                                                                 ----------
Net cash used by financing activities                                (5,764)
                                                                 ----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                --

CASH AND CASH EQUIVALENTS - BEGINNING                                    --
                                                                 ----------
CASH AND CASH EQUIVALENTS - DECEMBER 31, 1999                    $       --
                                                                 ==========

No cash was paid for interest or income taxes.

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCIAL ACTIVITIES:

The proprietors contributed fixed assets with a cost basis of $1,100.






The accompanying notes are an integral part of this financial statement.

                                 DUSTCLOUD MEDIA
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Description of Business
         -----------------------
         Dustcloud Media, a proprietorship, operates a website that enables users to search the internet for celebrity images, movie clips and trailers, while also providing a community filled with current movie reviews, popular images, and other forms of entertainment-focused content.

         The financial statements have been prepared solely from the accounts of Dustcloud Media and do not include the personal accounts of the owners or any other operations in which they are engaged.

         The Company began operations on October 1, 1999.

         Use of Estimates
         ----------------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

         Fair Value of Financial Instruments
         -----------------------------------
         For certain of the Company's financial instruments such as cash and cash equivalents, receivables and payables carrying amounts approximate fair value due to their short maturities.

         Cash and Cash Equivalents
         -------------------------
         The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

         Concentration of Credit Risk
         ----------------------------
         The Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances may exceed the FDIC insured levels at various times during the year. The Company maintains allowances for credit losses when required.

         Equipment
         ---------
         Equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful life of 3 years.

                                 DUSTCLOUD MEDIA
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000


NOTE 1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         Long-Lived Assets
         -----------------
         Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the assets, and long-lived assets to be disposed of are reported at the lower of carrying amount of fair value less cost to sell.

         Revenue Recognition
         -------------------
         The Company derives its revenue from the sale of advertisements on short-term contracts. Advertising revenues are recognized ratably over the period in which the advertisements are displayed.

         Income Taxes
         ------------
         The proprietorship itself is not a taxpaying entity for purposes of federal and state income taxes. Federal and state income taxes of the proprietors are computed on their total income from all sources; accordingly, no provision for income taxes is made in these financial statements.

         Comprehensive Income
         --------------------
         SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and displaying of comprehensive income and its components in the financial statements. As of March 31, 2000, the Company had no items that represent other comprehensive income and, therefore, has not included a schedule of comprehensive income in the financial statements.

         Impact of the Year 2000 Issue
         -----------------------------
         During the period ended December 31, 1999, the Company conducted an assessment of issues related to the year 2000 and determined that no issues existed which would cause its computer systems not to properly utilize beyond December 31, 1999.

NOTE 2 - EQUIPMENT

         As of March 31, 2000, equipment consisted of the following:

         Computer equipment                                  $     1,100
         Less:  accumulated depreciation                             185
                                                             -----------
         Equipment, net                                      $       915
                                                             ===========

         Depreciation expense for the six months ended March 31, 2000 was $185.

                                 DUSTCLOUD MEDIA
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000


NOTE 3 - COMMITMENTS AND CONTINGENCIES

         The Company occupies premises pursuant to a lease expiring November 30, 2000. The monthly rental is approximately $365. Rental expense included in the statement of operations is $2,175.

NOTE 4 - SUBSEQUENT EVENTS

         On April 14, 2000, 100% of the Company's assets were acquired by eUniverse, Inc., a publicly held company.

(b)      Pro Forma Financial Information.

         Pro forma financial information with respect to the acquisition of Dustcloud.com, as reported in the Registrant's registration statement filed on Form S-1/A (Reg. No. 333-33084) on April 17, 2000, is being filed with this report on Form 8-K.

EUniverse, Inc.
Pro forma Financial Information

During the nine month period ended December 31, 1999, the registrant completed the reverse acquisition of Motorcycle Centers of America, Inc. by Entertainment Universe, Inc., the acquisition of CD Universe, Inc.(the Predecessor), the acquisition of Cases Ladder, Inc., the acquisition of Gamers Alliance, Inc. and the acquisition of The Big Network, Inc. The details of the acquisitions are presented in the notes to the December 31, 1999 financial statements presented in the Form S-1/A registration statement filed on April 17, 2000. The pro forma information also includes the acquisitions of Falcon Ventures Corporation, Pokemon Village, Just Say Wow and Dustcloud Media. These acquisitions are discussed in the section "Recent Transactions"of Form S-1/A filed on April 17, 2000.

The pro forma income statement for the nine month period ended December 31, 1999 reflects the historical consolidated income statement of the registrant and the subsequent acquisitions of Falcon Ventures Corporation, Pokemon Village, Just Say Wow and Dustcloud Media. Pro forma adjustments have been made to give effect to all of the acquisitions as if they had occurred as of the beginning of the fiscal year presented (April 1, 1998) and carried forward through the interim period presented. The financial information presented for Dustcloud Media includes the historical balance sheet as of March 31, 2000 and the income statement for the initial six month period then ended.

The pro forma income statement for the twelve month period ended March 31, 1999 reflects the historical income statement for CD Universe, Inc.(the predecessor) for the year ended March 31, 1999, the historical income statements for Motorcycle Centers of America, Inc., Cases Ladder, Inc., Gamers Alliance, Inc. and The Big Network, Inc. for the year ended December 31, 1998 and the historical income statement of Falcon Ventures Corporation for the initial period May 12, 1998 to February 24, 1999. There is no significant activity for Entertainment Universe, Inc., as it came into existence in February, 1999. Pokemon Village, Just Say Wow and Dustcloud Media commenced operations in August, 1999, November, 1999 and October, 1999, respectively. Since Motorcycle Centers of America, Inc. and Entertainment Universe, Inc. had minimal operations, CD Universe Inc is considered to be the predecessor to the Registrant. Entertainment Universe, Inc. acquired Motorcycle Centers of
America in a reverse acquisition, which then changed its name to eUniverse, Inc. Pro forma adjustments have been made to give effect to all of the above transactions as if they had occurred at the beginning of the twelve month period presented.

A summary of the acquisitions is as follows:

Transaction                                                            Date
-----------                                                            ----
Entertainment Universe, Inc acquires CD Universe, Inc.                 April 14, 1999

Entertainment Universe, Inc. acquires Motorcycle Centers of
 America, Inc. in a reverse acquisition, and the name is changed
 to eUniverse, Inc.                                                    April 14, 1999

eUniverse , Inc. acquires Case's Ladder, Inc.                          May 31, 1999

eUniverse, Inc. acquires Gamer's Alliance, Inc.                        June 30, 1999

eUniverse, Inc. acquires 80% of The Big Network, Inc.                  August 31, 1999

eUniverse, Inc. acquires Pokemon Village                               February 1, 2000

eUniverse, Inc. acquires Falcon Ventures Corporation                   February 2, 2000

eUniverse, Inc. acquires Just Say Wow                                  March 1, 2000

eUniverse, Inc. acquires Dustcloud Media                               April 14, 2000

eUniverse, Inc.
PROFORMA BALANCE SHEET
December 31, 1999

                                                              Consolidated   Falcon Ventures  Pokeymon
                                                              Balance Sheet  Corporation      Village    JustSayWow


                           ASSETS

Current assets
  Cash and cash equivalents                                       891,305          1,856            --           --
  Accounts receivable                                             602,610         73,742        18,512       33,164
  Inventory                                                       111,412        274,222            --           --
  Due from employees                                              158,555             --            --           --
  Prepaid expenses and other current assets                       110,479         11,010            --           --
                                                             -------------    -----------    ----------    ---------
    Total current assets                                        1,874,361        360,830        18,512       33,164
Furniture and equipment, less accumulated depreciation            590,865         73,956        10,540        2,456
Goodwill, less accumulated amortization                        25,709,813        458,868            --           --

Other intangibles, less accumulated amortization                  708,143             --            --           --
Other assets                                                      129,125         27,154            --           --
                                                             -------------    -----------    ----------    ---------
    Total assets                                               29,012,307        920,808        29,052       35,620
                                                             =============    ===========    ==========    =========

  LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Accounts payable                                              1,576,222        508,014            --           --
  Accrued expenses                                                728,358             --            --           --
  Due to affiliates                                                 2,500        789,796            --           --
  Short term portion of lease obligations                           8,585             --            --           --
                                                             -------------    -----------    ----------    ---------
    Total current liabilities                                   2,315,665      1,297,810            --           --
                                                             -------------    -----------    ----------    ---------
Long term liabilities
  Long term portion of lease obligations                            2,596             --            --           --
Shareholders' equity (deficit)
  Preferred stock                                                 179,502             --            --           --
  Common stock                                                     16,292        506,250            --           --
  Additional paid in capital                                   32,851,106             --            --           --
  Deferred stock compensation cost                                (41,127)            --            --           --
  Retained deficit                                             (6,311,727)      (883,252)       29,052       35,620
                                                             -------------    -----------    ----------    ---------
    Total shareholders' equity                                 26,694,046       (377,002)       29,052       35,620
                                                             -------------    -----------    ----------    ---------
    Total liabilities and shareholders' equity                 29,012,307        920,808        29,052       35,620
                                                             =============    ===========    ==========    =========



                                                                                  Pro Forma Adjustments
                                                                                  To Record Acquisitions
                                                                                  At December 31, 1999
                                                Dustcloud Media  Combined         Dr                Cr           Pro Forma
                           ASSETS
Current assets
  Cash and cash equivalents                                        893,161                        3       100,000       793,161
  Accounts receivable                                   5,021      733,049                                              733,049
  Inventory                                                        385,634                                              385,634
  Due from employees                                               158,555                                              158,555
  Prepaid expenses and other current assets                        121,489                                              121,489
                                                      -------- ------------                                         ------------
    Total current assets                                5,021    2,291,888                                            2,191,888
Furniture and equipment, less accumulated depreciation    915      678,732                       2         10,540       668,192
Goodwill, less accumulated amortization                         26,168,681   1 1,828,574         1        458,868    28,332,834
                                                                             2   309,098
                                                                             3   189,380
                                                                           3A    295,969
Other intangibles, less accumulated amortization                   708,143   2    90,000                                873,143
                                                                             3    75,000
Other assets                                              365      156,644                                              156,644
                                                      -------- ------------                                         ------------
    Total assets                                        6,301   30,004,088                                           32,222,701
                                                      ======== ============                                         ============

  LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Accounts payable                                      2,270    2,086,506                       3        100,000     2,186,506
  Accrued expenses                                         --      728,358                                              728,358
  Due to affiliates                                        --      792,296   1   789,796                                  2,500
  Short term portion of lease obligations                  --        8,585                                                8,585
                                                      -------- ------------                                         ------------
    Total current liabilities                           2,270    3,615,745                                            2,925,949
                                                      -------- ------------                                         ------------
Long term liabilities
  Long term portion of lease obligations                   --        2,596                                                2,596
Shareholders' equity (deficit)
  Preferred stock                                          --      179,502                                              179,502
  Common stock                                             --      522,542   1   506,250         1            310        16,708
                                                                                                 2             47
                                                                                                 3             12
                                                                                                3A             47
  Additional paid in capital                               --   32,851,106                       1      1,782,190    35,450,800
                                                                                                 2        417,563
                                                                                                 3         99,988
                                                                                                3A        299,953
  Deferred stock compensation cost                         --      (41,127)                                             (41,127)
                                                                           3A      4,031
                                                                             3    35,620
  Retained deficit                                      4,031   (7,126,276)  2    29,052         1        883,252    (6,311,727)
                                                      -------- ------------                                        --------------
    Total shareholders' equity                          4,031   26,385,747                                           29,294,156
                                                      -------- ------------                                        --------------
    Total liabilities and shareholders' equity          6,301   30,004,088                                           32,222,701
                                                      ======== ============                                        ==============


eUniverse, Inc
PROFORMA STATEMENT OF OPERATIONS
For the Nine Months Ended December 31, 1999




                                        Consolidated
                                        Income Statement
                                        for the
                                        Nine Months Ended  Falcon Ventures
                                        December 31, 1999  Corporation       Pokeymon Village     JustSayWow  Dustcloud Media
Revenue                                        6,950,769          717,680              40,939         33,164           17,109
Cost of sales                                  5,228,249          820,743                --             --               --
                                             -----------      -----------         -----------    -----------      -----------
Gross profit                                   1,722,520         (103,063)             40,939         33,164           17,109
                                             -----------      -----------         -----------    -----------      -----------
Marketing and sales                            2,123,186           37,804              14,332           --               --
Product development                            1,221,499          163,454                --             --               --
General and administrative                     3,004,888          568,218               2,225          7,799            8,414
Amortization of goodwill and other             1,596,622           10,713                --             --               --
Stock based compensation                         161,888             --                  --             --               --
                                             -----------      -----------         -----------    -----------      -----------
Total                                          8,108,083          780,189              16,557          7,799            8,414
                                             -----------      -----------         -----------    -----------      -----------
Loss from operations                          (6,385,563)        (883,252)             24,382         25,365            8,695
Interest income and other                         57,753             --                  --             --               --
Interest expense                                    (355)            --                  --             --               --
Loss allocated to minority interest               16,438             --                  --             --               --
                                             -----------      -----------         -----------    -----------      -----------
Loss before income taxes                      (6,311,727)        (883,252)             24,382         25,365            8,695
Income tax expense                               --               --                      --             --               --
                                             -----------      -----------         -----------    -----------      -----------
Net loss                                      (6,311,727)        (883,252)             24,382         25,365            8,695
                                             ============     ============        ===========    ============     ===========
Basic and diluted loss per share                   (0.42)           (0.88)
Weighted average shares outstanding           15,149,505        1,000,000




                                                                 Pro Forma Adjustments to
                                                                 Reflect Acquisitions                         Income Statement
                                                                 for the                                      for the
                                                                 Nine Months Ended                            Nine Months Ended
                                                                 December 31, 1999                            December 31, 1999
                                        Combined                 Dr                  Cr                       Pro Forma
Revenue                                    7,759,661                          4               50,148            7,968,955
                                                                              5              143,464
                                                                              6               15,682
                                                     4               10,139
Cost of sales                              6,048,992 5               27,688                                     6,086,819
                                         -----------                                                          -----------
Gross profit                               1,710,669                                                            1,882,136
                                         -----------                                                          -----------
Marketing and sales                        2,175,322 5               20,143                                     2,205,590
                                                     6               10,125
Product development                        1,384,953 6              260,910                                     1,645,863
General and administrative                 3,591,544 4               44,271                                     3,914,953
                                                     5              146,082
                                                     6              133,056
Amortization of goodwill and other         1,607,335 7              689,750                                     2,319,466
                                                     8                5,556
                                                     9               16,825
Stock based compensation                     161,888                                                              161,888
                                         -----------                                                          -----------
Total                                      8,921,042                                                           10,247,760
                                         -----------                                                          -----------
Loss from operations                      (7,210,373)                                                          (8,365,624)
Interest income and other                     57,753                         6                1,115                58,868
Interest expense                                (355)6                (3,022)                                      (3,377)
Loss allocated to minority interest           16,438                                                               16,438
                                         -----------                                                          -----------
Loss before income taxes                  (7,136,537)                                                          (8,293,695)
Income tax expense                               --                                                                   --
                                         -----------                                                          -----------
Net loss                                  (7,136,537)                                                          (8,293,695)
                                         ===========                                                          ===========
Basic and diluted loss per share               (0.44)                                                               (0.50)
Weighted average shares outstanding       16,149,505 10              532,217                                   16,681,722


eUniverse, Inc
PROFORMA STATEMENT OF OPERATIONS
March 31, 1999

                                    Motorcycle                                                Entertainment
                                    Centers of                                                Universe            Gamers Alliance
                                    America             CD Universe      Case's Ladder        (Initial Period)    (Initial Period)
                                    Year End            Year End         Year End             February 28,1999    June 1, 1998 to
                                    December 31, 1998   March 31, 1999   December 31, 1998    to March 31, 1999   December 31, 1998
Revenue                                        --         8,851,713               378,345                                  108,347
Cost of sales                                  --         7,550,289                    --                                   27,087
                                    --------------    --------------           -----------    -----------------   -----------------
Gross profit                                   --         1,301,424               378,345                   --              81,260
                                    --------------    --------------           -----------    -----------------   -----------------
General and administrative              5,944,340         1,708,601               394,141                   90              78,875
Amortization                                   --
                                    --------------    --------------           -----------    -----------------   -----------------
Total                                   5,944,340         1,708,601               394,141                   90              78,875
                                    --------------    --------------           -----------    -----------------   -----------------
Loss from operations                   (5,944,340)         (407,177)              (15,796)                 (90)              2,385
                                                                                              -----------------   -----------------
Other income (expense)                    (57,290)            1,013                    --                   --                  --
Loss allocated to minority interest            --                --                    --                   --                  --
                                    --------------    --------------           -----------    -----------------   -----------------
Loss before income taxes               (6,001,630)         (406,164)              (15,796)                 (90)              2,385
Income tax expense (benefit)                   --                --                (1,372)                  --                  --
                                    --------------    --------------           -----------    -----------------   -----------------
Net loss                               (6,001,630)         (406,164)              (14,424)                 (90)              2,385
                                    ==============    ==============           ===========    =================   =================
Basic and diluted loss per share           (85.94)                                                       (0.00)
Weighted average shares outstanding        69,833                                                   10,050,000





                                                       Falcon Ventures
                                   The Big             Corporation                          Pro Forma Adjustments
                                   Network, Inc        (Initial Period)                     to Reflect Acquisitions
                                   Year End            May 12, 1998 to                      as of March 31, 1999
                                   December 31, 1998   February 24, 1999   Combined         Dr             Cr           Pro Forma
Revenue                                     83,883            102,872         9,525,160                  11    15,570     9,540,730
Cost of sales                               56,375             91,788         7,725,539 11      11,898                    7,737,437
                                      -------------    ---------------   ---------------                                ------------
Gross profit                                27,508             11,084         1,799,621                                   1,803,293
                                      -------------    ---------------   ---------------                                ------------
General and administrative                 765,430            319,167         9,210,644 11       6,508                    9,217,152
Amortization                                                                            12   2,982,226                    3,144,293
                                                                                        13     116,667
                                                                                        14      45,400
                                      -------------    ---------------   ---------------                                ------------
Total                                      765,430            319,167         9,210,644                                  12,361,445
                                      -------------    ---------------   ---------------                                ------------
Loss from operations                      (737,922)          (308,083)       (7,411,023)                                (10,558,152)
                                      -------------    ---------------   ---------------
Other income (expense)                       1,857                              (54,420)                                    (54,420)
Loss allocated to minority interest             --                 --                --                    15  147,104      147,104
                                      -------------    ---------------   ---------------                                ------------
Loss before income taxes                  (736,065)          (308,083)       (7,465,443)                                 10,465,468
Income tax expense (benefit)                    --                 --            (1,372)                                     (1,372)
                                      -------------    ---------------   ---------------                                ------------
Net loss                                  (736,065)          (308,083)       (7,464,071)                                 10,464,096
                                      =============    ===============   ===============                                ============
Basic and diluted loss per share                                                  (0.74)                                      (0.63)
Weighted average shares outstanding                                          10,119,833 16         6,525,947             16,645,780


EUniverse, Inc.
Notes to pro forma financial statements

Balance Sheet, December 31, 1999

1) To record acquisition of Falcon Ventures Corporation for a purchase price of $1,782,500. Liabilities assumed exceed fair value of assets acquired by $46,074, resulting in goodwill of $1,828,574 being recorded in the financial statements.

2) To record acquisition of certain assets of Pokemon Village for a purchase price of $417,610. The purchase price has been allocated as follows:
     Receivables, $18,512; Domain Names, $90,000; Goodwill, $309,098.

3) To record acquisition of the assets of Just Say Wow for a purchase price of $300,000. The purchase price is being paid $200,000 at closing in cash and stock and $100,000 in cash over the next ten months. The purchase price has been allocated as follows: Receivables, $33,164; Fixed Assets, $2,456; Domain Names, $75,000; Goodwill, $189,380.

3A) To record acquisition of the assets of Dustcloud Media for a purchase price of $300,000. The purchase price is being paid $150,000 at closing in stock, and up to an addition $150,000 in stock over the next year. The purchase price has been allocated as follows: Receivables, $5,021; Fixed Assets, $915; Other assets, $365; Payables, $2,270; Goodwill, $295,969.

Income Statement, nine months ended December 31, 1999


4) To record the activity of Gamer's Alliance, Inc for the period from April 1 through June 30, 1999, the date of the acquisition.

5) To record the activity of Case's Ladder, Inc. for the period from April 1 through May 31, 1999, the date of acquisition.

6) To record the activity of The Big Network, Inc. for the period from April 1 through August 31, 1999, the date of acquisition.

7) To reflect amortization of goodwill as if the acquisitions had been consummated at the beginning of the period. Goodwill is being amortized over ten years from the date of acquisition using the straight line method.

8) To reflect amortization of customer lists as if the acquisitions had been consummated at the beginning of the nine month period. Customer lists are being amortized over three years from the date of acquisition using the straight line method.

9) To reflect amortization of domain names as if the acquisitions had been consummated at the beginning of the nine month period. Domain names are being amortized over ten years from the date of acquisition using the straight line method.

10) To adjust outstanding shares as if the acquisitions had been consummated at the beginning of the nine month period and the shares issued pursuant to the acquisitions were outstanding for the entire period.

Income Statement, twelve months ended March 31, 1999

11) To reflect activity of Falcon Ventures Corporation for the period February 25 to March 31, 1999.

12) To reflect amortization of goodwill as if the acquisitions had been consummated at the beginning of the twelve month period. Goodwill is being amortized over ten years using the straight line method.

13 To reflect amortization of customer lists as if the acquisitions had been consummated at the beginning of the twelve month period. Customer lists are being amortized over three years using the straight line method.

14) To reflect amortization of domain names as if the acquisitions had been consummated at the beginning of the twelve month period. Domain names are being amortized over ten years using the straight line method.

15)  To record minority interest in loss of The Big Network, Inc.

16) To adjust outstanding shares as if the acquisitions had been consummated at the beginning of the fiscal year presented and the shares issued pursuant to the acquisitions were outstanding for the entire year. Total pro forma weighted average shares outstanding on completed acquisitions is computed as follows:

Entertainment Universe shares outstanding at March 31, 1999           10,050,000
Shares retained by former MCA shareholders                             1,200,993
Shares issued for CD Universe                                          2,425,000
Shares issued for Case's Ladder                                          700,000
Shares issued for Gamer's Alliance                                        78,125
Shares issued for The Big Network                                      1,440,000
Shares issued for eUniverse Website                                       15,000
Shares issued for services in connection with stock offerings            319,000
Shares issued for Falcon Ventures Corporation                            310,000
Shares issued for Pokemon Village                                         48,630
Shares issued for Just Say Wow                                            11,696
Shares issued for Dustcloud Media                                         47,336
                                                                      ----------
                                                                      16,645,780
                                                                      ==========

(c)  Exhibits.

The following exhibits are filed as part of this report:

3.06.1        First Amendment to Designation of Stock of eUniverse, Inc. f/k/a Motorcycle Centers of America,
              Inc. and First Amended and Restated Certificate of Designation of Series A 6% Convertible Preferred
              Stock of eUniverse, Inc., dated as of February 2, 2000.

10.15         Agreement and Plan of Reorganization by and among eUniverse, Inc., Gamer's Alliance, Inc., and
              Larry N. Pevnick and Robin T. Pevnick, Ten Ent., and Stan Goldenberg and Andrea R. Goldenberg, Ten
              Ent., dated as of the 1st day of July, 1999.

10.16         Agreement and Plan of Reorganization by and among eUniverse, Inc., The Big Network, Inc., Stephen
              D. Sellers, John V. Hanke and Michael Sellers, dated July 30, 1999 (effective as of August 31,
              1999).

10.17         Letter Agreement by and among Brad D. Greenspan, Charles Beilman, Stephen D. Sellers and John V.
              Hanke regarding appointment of a director of eUniverse, Inc., dated as of August 31, 1999.

10.18         Employment Agreement by and between eUniverse, Inc. and James Haiduck, dated as of June 17, 1999.

10.19         Employment Agreement by and between eUniverse, Inc. and Stephen D. Sellers, dated as of August 31,
              1999.

10.21         eUniverse, Inc. Registration Rights Agreement dated July 30, 1999.

10.22         Office Sublease by and between Golden Gate University and The Big Network, Inc., dated July 9, 1999.

10.23         Engagement Letter by and among Gerard Klauer Mattison & Co., Inc. by Entertainment Universe, Inc.
              and Brad Greenspan, dated February 24, 1999.

10.24         Indemnification Agreement by Entertainment Universe, Inc. and Brad Greenspan in favor of Gerard
              Klauer Mattison & Co., Inc., dated February 24, 1999.

10.25         eUniverse, Inc. 1999 Stock Awards Plan.

10.39.02 Second Amendment to Stock Option Agreement by and between eUniverse, Inc. and Charles Beilman, dated as of May 31, 2000.

10.39.03 Third Amendment to Stock Option Agreement and Escrow Agreement by and among eUniverse, Inc., Charles Beilman and Martin, Gasparrini
              & Chioffi, LLP, dated as of June 16, 2000.

10.45         Letter agreement by and among eUniverse, Inc. and Erik MacKinnon and Dan Barnes d/b/a Dustcloud
              Media, dated March 29, 2000.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 28, 2000                      eUniverse, Inc.
                                         (Registrant)


                                          By: /s/ William R. Wagner
                                              ---------------------
                                              William R. Wagner
                                              Chief Financial Officer



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